UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2023

Save Foods, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40403	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaPardes 134 (Meshek Sander) Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468 9583

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SVFD	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On November 12, 2023, the board of directors of Save Foods, Inc. (the “Board” and the “Company”, respectively), appointed Liat Sidi to the Board, effective immediately, to serve as a Class II director such that Ms. Sidi’s term will expire at the Company’s annual meeting of stockholders to be held in 2026.

The biographical information for Ms. Sidi appears below:

Liat Sidi has served as the manager of the accounting department for Foresight Autonomous Holdings Ltd. (Nasdaq and TASE: FRSX) since 2010. Additionally, since 2010, Ms. Sidi has served as an accountant at Sidi Liat Accounting Services. Since August 2020, she has also served as a director for Plantify Foods, Inc. (TSXV: PTFY), a minority-owned shareholder of the Company, and Scisparc Ltd. (Nasdaq: SPRC). Ms. Sidi previously served as an accountant for Panaxia Labs Israel Ltd. (TASE: PNAK) from 2015 to 2020 and as an accountant for Soho Real Estate Ltd. from 2015 to 2016. Ms. Sidi also served as an accountant for Feldman-Felco Ltd. from 2006 to 2010 and as an accountant for Eli Abraham Accounting Firm from 2000 to 2006. Ms. Sidi completed tax, finance and accounting studies in Ramat Gan College of Accounting. Ms. Sidi is a certified public accountant in Israel.

Other than which is disclosed herein, there are no arrangements or understanding between Ms. Sidi and any other person pursuant to which she was appointed to serve as a Class II director of the Company and there are no family relationships between Ms. Sidi and any other director or executive officer of the Company. Ms. Sidi has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Save Foods, Inc.

Date: November 13, 2023	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer